CALTON, INC.
                                   FORM 10-K
                    FOR FISCAL YEAR ENDED NOVEMBER 30, 1996

                                 EXHIBIT 4
                        EIGHTH AND NINTH AMENDMENTS TO
               AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT




                             EIGHTH AMENDMENT TO
               AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT


          This EIGHTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Eighth Amendment") is dated as of January 31, 1997, and entered into by and among Calton, Inc., a New Jersey corporation ("Company"), Calton Funding, Inc., a New Jersey corporation (together with Company, the "Borrowers"), the subsidiaries of Company listed on the signature pages hereof as guarantors (the "Guarantors"), the financial institutions listed on the signature pages hereof ("Lenders") and The Chase Manhattan Bank (formerly known as Chemical Bank), as agent for Lenders ("Agent") and as collateral agent for Lenders ("Collateral Agent") and is made with reference to that certain Amended and Restated Loan and Security Agreement dated as of May 28, 1993 (such agreement, as amended through the date hereof and as it may hereafter be amended from time to time, the "Amended Loan Agreement"), by and among Borrowers, Guarantors, Lenders, Agent and Collateral Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Amended Loan Agreement.

                                   RECITALS

          WHEREAS, the Amended Loan Agreement has heretofore been amended by the First Amendment to Amended and Restated Loan and Security Agreement dated as of September 27, 1993; the Second Amendment to Amended and Restated Loan and Security Agreement dated as of October 14, 1993: the Limited Waiver, Release and Consent Regarding Sale of Lancot Mortgage Co., Inc., dated as of
October 14, 1993; the Third Amendment to Amended and Restated Loan and Security Agreement dated as of January 19, 1994; the Fourth Amendment to Amended and Restated Loan and Security Agreement dated as of February 28, 1994; the Joinder Agreement dated as of June 1, 1994 entered into by Pennway Joint Venture, L.P. in favor of the Collateral Agent (for the benefit of the Lenders); the Joinder Agreement, Amendment and Limited Waiver (Calton Homes of Chicago, Inc.) dated as of September 12, 1994; the Fifth Amendment to Amended and Restated Loan and Security Agreement dated as of February 23, 1995; the Sixth Amendment to Amended and Restated Loan and Security Agreement dated as of May 31, 1995; and the Seventh Amendment to Amended and Restated Loan and Security Agreement dated as of February 23, 1996;

          WHEREAS, subsection 2.8A of the Amended Loan Agreement provides that the Issuing Lender shall not issue any Letter of Credit with an expiration date later than the earlier of (x) the Commitment Termination Date and (y) the date that is one year from the date of issuance of such Letter of Credit;

          WHEREAS, Credit Parties and Lenders desire to amend the Amended Loan Agreement in order to allow the Issuing Lender to extend the expiration date of the Letters of Credit identified on Schedule 1 hereto beyond the Commitment Termination Date, to February 28, 1998, and to provide that the reimbursement obligations of any Letters of Credit that remain outstanding on the Commitment Termination Date shall be cash collateralized by the Borrowers;

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.  AMENDMENTS TO THE AMENDED LOAN AGREEMENT

     1.1  Amendments to Section 1: Provisions Relating to Defined Terms.

          A. Subsection 1.1 of the Amended Loan Agreement is hereby amended by adding the following definitions thereto in alphabetical order:

          "Eighth Amendment" means the Eighth Amendment to Amended and Restated Loan and Security Agreement dated as of January 31, 1997, by and among Borrowers, Guarantors, Lenders, Agent and Collateral Agent.


     1.2  Amendments to Section 2: Amounts and Terms of Loans.

          A. Subsection 2.8A of the Amended Loan Agreement is hereby amended by deleting the second sentence therefrom in its entirety and substituting the following two sentences therefor:

          "In no event shall the Issuing Lender issue any Letter of Credit having an expiration date later than the earlier of (x) the Commitment Termination Date and (y) the date which is one year from the date of issuance of such Letter of Credit; provided that (i) clause (y) of this sentence shall not prevent the Issuing Lender from agreeing that a Letter of Credit will be automatically extended for a period not to exceed one year unless the Issuing Lender elects not to extend for such additional period and (ii) this sentence shall not prevent the Issuing Lender from agreeing to extend the expiration date of the Letters of Credit identified on Schedule 1 to the Eighth Amendment to a date not later than February
     28, 1998.   On the Commitment Termination Date, an amount equal to the maximum amount that may at any time be drawn on all Letters of Credit then outstanding (including, without limitation, Letters of Credit with expiration dates after the Commitment Termination Date, and whether or not any beneficiary under any Letter of Credit shall have presented or shall be entitled to present, the drafts and other documents required to draw under the Letter of Credit) shall automatically become immediately due and payable, without presentment, demand, protest or other requirement of any kind, all of which are hereby expressly waived by each Borrower. Such amount shall be held by the Issuing Lender, pursuant to such documentation as the Issuing Lender shall request, as cash collateral for the obligation of Borrowers to reimburse the Issuing Lender in the event of any drawing upon such Letters of Credit. Such cash collateral shall be held and applied by the Issuing Lender as described in the final paragraph of
     Section 8."


Section 2.  CONDITIONS TO EFFECTIVENESS OF AMENDMENTS

          Section 1 of this Eighth Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Eighth Amendment Effective Date"):

          A. On or before the Eighth Amendment Effective Date, Credit Parties shall deliver to Lenders (or to Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Eighth Amendment Effective Date:

               1. Resolutions of its Board of Directors or, in the case of a Credit Party which is not a corporation, resolutions of the Board of Directors of the general partner or other Person authorized to act on its behalf, approving and authorizing the execution, delivery and performance of this Eighth Amendment, certified as of the Eighth Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment; and

               2. Signature and incumbency certificates of its officers executing this Eighth Amendment, certified as of the Eighth Amendment Effective Date by its corporate secretary or assistant secretary;

               3.   Executed copies of this Eighth Amendment.

          B. Borrowers shall have paid all fees, costs and expenses of Agent (including fees and expenses of counsel for Agent) and Lenders accrued and unpaid as of the Eighth Amendment Effective Date.

          C. On or before the Eighth Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Agent and such counsel, and Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Agent may reasonably request.


Section 3.  CREDIT PARTIES' REPRESENTATIONS AND WARRANTIES

          In order to induce Lenders to enter into this Eighth Amendment and to amend the Amended Loan Agreement in the manner provided herein, each Credit Party represents and warrants to each Lender that the following statements are true, correct and complete:

          A. Corporate Power and Authority. Such Credit Party has all requisite corporate or partnership power and authority to enter into this Eighth Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Amended Loan Agreement as amended by this Eighth Amendment (the "Amended Agreement").

          B. Authorization of Agreements. The execution and delivery by such Credit Party of this Eighth Amendment and the performance by such Credit Party of the Amended Agreement have been duly authorized by all necessary corporate or partnership action on the part of such Credit Party, as the case may be.

          C. No Conflict. The execution and delivery by such Credit Party of this Eighth Amendment and the performance by such Credit Party of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to such Credit Party or any of its Subsidiaries, or any order, judgment or decree of any court or other agency of government binding on such Credit Party or any of its Subsidiaries, (ii) violate any provision of the Certificate or Articles of Incorporation or Bylaws of such Credit Party if it is a corporation or of its general partner or such other person or persons authorized to act on its behalf if it is not a corporation, (iii) violate any provision of its partnership, joint venture or similar organizational agreement if it is not a corporation, (iv) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of such Credit Party or any of its Subsidiaries, (v) result in or require the creation or imposition of any Lien upon any of the properties or assets of such Credit Party or any of its Subsidiaries (other than any Liens created under any of the Loan Documents in favor of Collateral Agent on behalf of Lenders), or (vi) require any approval of stockholders or partners or any approval or consent of any Person under any Contractual Obligation of such Credit Party or any of its Subsidiaries, except for such approvals or consents which have been obtained on or before the Eighth Amendment Effective Date and disclosed in writing to Lenders.

          D. Governmental Consents. The execution and delivery by such Credit Party of this Eighth Amendment and the performance by such Credit Party of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

          E. Binding Obligation. This Eighth Amendment and the Amended Agreement have been duly executed and delivered by each of the Credit Parties party thereto and are the legally valid and binding obligations of each such Credit Party, enforceable against such Credit Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          F. Incorporation of Representations and Warranties From Amended Loan Agreement. The representations and warranties contained in Section 5 of the Amended Loan Agreement are and will be true, correct and complete in all material respects on and as of the Eighth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Eighth Amendment that would constitute an Event of Default or a Potential Event of Default.

          H. Subsidiaries of Borrowers. Other than the Guarantors listed on the signature pages hereof, no Subsidiary of the Borrowers owns assets with any material value.


Section 4.  ACKNOWLEDGEMENT AND CONSENT

          Borrowers are each party to the Borrower Security Agreement, the Borrower Pledge Agreement, the Account Collateral Security Agreement and certain other Security Documents, in each case as amended through the Eighth Amendment Effective Date, pursuant to which Borrowers have created Liens in favor of Collateral Agent on certain Collateral to secure the Obligations of the Borrowers. Each Guarantor is a party to the Amended Guaranty Agreement and certain Guarantors are parties to the Guarantor Security Agreement, the Guarantor Pledge Agreement, the Account Collateral Security Agreement, certain Mortgages, and/or certain other Security Documents, in each case as amended through the Eighth Amendment Effective Date, pursuant to which such Guarantor has (i) guarantied the Obligations of the Borrowers and (ii) created Liens in favor of Collateral Agent on certain Collateral to secure the Obligations of such Guarantor under the Amended Guaranty Agreement. Borrowers and Guarantors are collectively referred to herein as the "Credit Support Parties", and the Amended Guaranty Agreement and the Security Documents are collectively referred to herein as the "Credit Support Documents".

          Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of this Eighth Amendment and consents to the amendments and limited waiver effected pursuant to this Eighth Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Obligations," "Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Obligations," "Guarantied Obligations" or "Secured Obligations," as the case may be, in respect of the Obligations of Borrowers now or hereafter existing under or in respect of the Amended Agreement and the other Loan Documents.

          Each Credit Support Party acknowledges and agrees that each of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Eighth Amendment.


Section 5.  MISCELLANEOUS

          A. Reference to and Effect on the Amended Loan Agreement and the Other Loan Documents.

          (i) On and after the Eighth Amendment Effective Date, each reference in the Amended Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Amended Loan Agreement, and each reference in the other Loan Documents to the "Amended Loan Agreement", "thereunder", "thereof" or words of like import referring to the Amended Loan Agreement shall mean and be a reference to the Amended Agreement.

          (ii) Except as specifically amended by Section 1 of this Eighth Amendment, the Amended Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (iii) The execution, delivery and performance of this Eighth Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent, Collateral Agent or any Lender under, the Amended Loan Agreement or any of the other Loan Documents.

          (iv) Nothing herein shall constitute a waiver or forbearance with respect to any Events of Default and/or Potential Events of Default existing on the date hereof.


          B. Fees and Expenses. Borrowers acknowledge that all costs, fees and expenses as described in subsection 11.2 of the Amended Loan Agreement incurred by Agent, Collateral Agent, Lenders and their counsel with respect to this Eighth Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers.

          C. Headings. Section and subsection headings in this Eighth Amendment are included herein for convenience of reference only and shall not constitute a part of this Eighth Amendment for any other purpose or be given any substantive effect.

          D. Applicable Law. THIS EIGHTH AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          E. Counterparts; Effectiveness. This Eighth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Eighth Amendment shall become effective upon the execution of a counterpart hereof by each Lender and each of the other parties hereto, receipt by Company and Agent of written or telephonic notification of such execution and authorization of delivery thereof and satisfaction or waiver by each Lender of the conditions to effectiveness set forth in Section 2 hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                        BORROWERS:


                                        CALTON, INC.

                                        By:    /s/ Robert A. Fourniadis
                                        Title:  Senior Vice President


                                        CALTON FUNDING, INC.

                                        By:    /s/ Robert A. Fourniadis
                                        Title: Senior Vice President


                                        GUARANTORS:

                                        Calton California Equity Corp.
                                        Calton Capital, Inc.
                                        Calton Capital II, Inc.
                                        Calton General, Inc.
                                        Calton Homes, Inc.
                                        Calton Homes of California, Inc.
                                        Calton Homes of Florida, Inc.
                                        Calton Homes of Pennsylvania, Inc.
                                        Calton Homes of Pennsylvania
                                          at Pennway, Inc.
                                        Calton Homes of Tampa, Inc.
                                        Calton Lindenwood Corporation
                                        Calton Manzanita Corporation
                                        Calton Tamarack Corporation
                                        Calcap Commercial Management, Inc.
                                        Calcap X, Inc.
                                        Calcap XV, Inc.
                                        Calcap XXXI, Inc.
                                        Calcap XXXII, Inc.
                                        Calcap XXXIII, Inc.
                                        Calcap 36, Inc.
                                        Calcap 42, Inc.
                                        Calcap 48, Inc.
                                        Calton Homes of Chicago, Inc.


                                        Each by: /s/ Robert A. Fourniadis
                                        Title:   President


                                        Calton Homes Finance, Inc.
                                        Calton Homes Finance II, Inc.

                                        Each by: /s/ Robert A. Fourniadis
                                        Title:   Senior Vice President


                                        Talcon Title Agency, L.P.

                                        By:      Calton General, Inc.,
                                                 its General Partner

                                        By:      /s/ Robert A. Fourniadis
                                        Title:   President


                                        Talpro 31, L.P.

                                        By:      Calcap XXXI, Inc.,
                                                 its General Partner

                                        By:      /s/ Robert A. Fourniadis
                                        Title:   President


                                        Talpro 32, L.P.

                                        By:      Calcap XXXII, Inc.,
                                                 its General Partner

                                        By:      /s/ Robert A. Fourniadis
                                        Title:   President


                                        Talpro 33, L.P.

                                        By:      Calcap XXXIII, Inc.,
                                                 its General Partner


                                        By:      /s/ Robert A. Fourniadis
                                        Title:   President


                                        Talpro 48, L.P.

                                        By:      Calcap 48, Inc.,
                                                 its General Partner

                                        By:      /s/ Robert A. Fourniadis
                                        Title:   President


                                        Talpro 36, L.P.

                                        By:      Calcap 36, Inc.,
                                                 its General Partner

                                        By:      /s/ Robert A. Fourniadis
                                        Title:   President



                                        LENDERS:

                                        THE CHASE MANHATTAN BANK (formerly
                                        known as Chemical Bank), Individually
                                        and as Agent and Collateral Agent


                                        By:      /s/ Jane P. Orndahl
                                        Title:   Vice President


                                        DRESDNER KLEINWORT BENSON LIMITED,
                                        as a Lender

                                        By:      /s/ Iain Leigh
                                        Title:   Senior Vice President


                                        FOOTHILL CAPITAL CORPORATION,
                                        as a Lender


                                        By:      /s/ Karen S. Sandler
                                        Title:   Vice President


                                        GOLDMAN SACHS CREDIT PARTNERS, L.P.
                                        (formerly known as Pearl Street, L.P.),
                                        as a Lender

                                        By:     /s/ John E. Urban
                                        Title:   Authorized Signer





                                  SCHEDULE 1
                               LETTERS OF CREDIT

1.   Letter of Credit Number T-218170 in the amount of $500,000.00.

2.   Letter of Credit Number T-218171 in the amount of $500,000.00.

3.   Letter of Credit Number T-228642 in the amount of $235,585.76.

4.   Letter of Credit Number T-241136 in the amount of $158,225.38.



                              NINTH AMENDMENT TO
               AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT



          This NINTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Ninth Amendment") is dated as of February 28, 1997, and entered into by and among Calton, Inc., a New Jersey corporation ("Company"), Calton Funding, Inc., a New Jersey corporation (together with Company, the "Borrowers"), the subsidiaries of Company listed on the signature pages hereof as guarantors (the "Guarantors"), the financial institutions listed on the signature pages hereof ("Lenders") and The Chase Manhattan Bank (formerly known as Chemical Bank), as agent for Lenders ("Agent") and as collateral agent for Lenders ("Collateral Agent") and is made with reference to that certain Amended and Restated Loan and Security Agreement dated as of May 28, 1993 (such agreement, as amended through the date hereof and as it may hereafter be amended from time to time, the "Amended Loan Agreement"), by and among Borrowers, Guarantors, Lenders, Agent and Collateral Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Amended Loan Agreement.

                                   RECITALS

          WHEREAS, the Amended Loan Agreement has heretofore been amended by the First Amendment to Amended and Restated Loan and Security Agreement dated as of September 27, 1993; the Second Amendment to Amended and Restated Loan and Security Agreement dated as of October 14, 1993: the Limited Waiver, Release and Consent Regarding Sale of Lancot Mortgage Co., Inc., dated as of
October 14, 1993; the Third Amendment to Amended and Restated Loan and Security Agreement dated as of January 19, 1994; the Fourth Amendment to Amended and Restated Loan and Security Agreement dated as of February 28, 1994; the Joinder Agreement dated as of June 1, 1994 entered into by Pennway Joint Venture, L.P. in favor of the Collateral Agent (for the benefit of the Lenders); the Joinder Agreement, Amendment and Limited Waiver (Calton Homes of Chicago, Inc.) dated as of September 12, 1994; the Fifth Amendment to Amended and Restated Loan and Security Agreement dated as of February 23, 1995; the Sixth Amendment to Amended and Restated Loan and Security Agreement dated as of May 31, 1995; the Seventh Amendment to Amended and Restated Loan and Security Agreement dated as of February 23, 1996; and the Eighth Amendment to Amended and Restated Loan and Security Agreement dated as of January 31, 1997;

          WHEREAS, the parties hereto wish to amend the definition of "Commitment Termination Date" in order to extend the scheduled expiration of the Commitments from February 28, 1997 to March 31, 1997;



          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.  AMENDMENTS TO THE AMENDED LOAN AGREEMENT

     1.1  Amendments to Section 1: Provisions Relating to Defined Terms.

          Subsection 1.1 of the Amended Loan Agreement is hereby amended by deleting the reference to "February 28, 1997" in the definition of "Commitment Termination Date" and substituting therefor a reference to "March 31, 1997".

Section 2.  CONDITIONS TO EFFECTIVENESS OF AMENDMENTS

          Section 1 of this Ninth Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Ninth Amendment Effective Date"):

          A. On or before the Ninth Amendment Effective Date, Credit Parties shall deliver to Lenders (or to Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Ninth Amendment Effective Date:

               1. Resolutions of its Board of Directors or, in the case of a Credit Party which is not a corporation, resolutions of the Board of Directors of the general partner or other Person authorized to act on its behalf, approving and authorizing the execution, delivery and performance of this Ninth Amendment, certified as of the Ninth Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment; and

               2. Signature and incumbency certificates of its officers executing this Ninth Amendment, certified as of the Ninth Amendment Effective Date by its corporate secretary or assistant secretary;

               3.   Executed copies of this Ninth Amendment.

          B. Borrowers shall have paid all fees, costs and expenses of Agent (including fees and expenses of counsel for Agent) and Lenders accrued and unpaid as of the Ninth Amendment Effective Date.

          C. On or before the Ninth Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Agent and such counsel, and Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Agent may reasonably request.


Section 3.  CREDIT PARTIES' REPRESENTATIONS AND WARRANTIES

          In order to induce Lenders to enter into this Ninth Amendment and to amend the Amended Loan Agreement in the manner provided herein, each Credit Party represents and warrants to each Lender that the following statements are true, correct and complete:

          A. Corporate Power and Authority. Such Credit Party has all requisite corporate or partnership power and authority to enter into this Ninth Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Amended Loan Agreement as amended by this Ninth Amendment (the "Amended Agreement").

          B. Authorization of Agreements. The execution and delivery by such Credit Party of this Ninth Amendment and the performance by such Credit Party of the Amended Agreement have been duly authorized by all necessary corporate or partnership action on the part of such Credit Party, as the case may be.

          C. No Conflict. The execution and delivery by such Credit Party of this Ninth Amendment and the performance by such Credit Party of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to such Credit Party or any of its Subsidiaries, or any order, judgment or decree of any court or other agency of government binding on such Credit Party or any of its Subsidiaries, (ii) violate any provision of the Certificate or Articles of Incorporation or Bylaws of such Credit Party if it is a corporation or of its general partner or such other person or persons authorized to act on its behalf if it is not a corporation, (iii) violate any provision of its partnership, joint venture or similar organizational agreement if it is not a corporation, (iv) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of such Credit Party or any of its Subsidiaries, (v) result in or require the creation or imposition of any Lien upon any of the properties or assets of such Credit Party or any of its Subsidiaries (other than any Liens created under any of the Loan Documents in favor of Collateral Agent on behalf of Lenders), or (vi) require any approval of stockholders or partners or any approval or consent of any Person under any Contractual Obligation of such Credit Party or any of its Subsidiaries, except for such approvals or consents which have been obtained on or before the Ninth Amendment Effective Date and disclosed in writing to Lenders.

          D. Governmental Consents. The execution and delivery by such Credit Party of this Ninth Amendment and the performance by such Credit Party of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

          E. Binding Obligation. This Ninth Amendment and the Amended Agreement have been duly executed and delivered by each of the Credit Parties party thereto and are the legally valid and binding obligations of each such Credit Party, enforceable against such Credit Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          F. Incorporation of Representations and Warranties From Amended Loan Agreement. The representations and warranties contained in Section 5 of the Amended Loan Agreement are and will be true, correct and complete in all material respects on and as of the Ninth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Ninth Amendment that would constitute an Event of Default or a Potential Event of Default.

          H. Subsidiaries of Borrowers. Other than the Guarantors listed on the signature pages hereof, no Subsidiary of the Borrowers owns assets with any material value.


Section 4.  ACKNOWLEDGEMENT AND CONSENT

          Borrowers are each party to the Borrower Security Agreement, the Borrower Pledge Agreement, the Account Collateral Security Agreement and certain other Security Documents, in each case as amended through the Ninth Amendment Effective Date, pursuant to which Borrowers have created Liens in favor of Collateral Agent on certain Collateral to secure the Obligations of the Borrowers. Each Guarantor is a party to the Amended Guaranty Agreement and certain Guarantors are parties to the Guarantor Security Agreement, the Guarantor Pledge Agreement, the Account Collateral Security Agreement, certain Mortgages, and/or certain other Security Documents, in each case as amended through the Ninth Amendment Effective Date, pursuant to which such Guarantor has (i) guarantied the Obligations of the Borrowers and (ii) created Liens in favor of Collateral Agent on certain Collateral to secure the Obligations of such Guarantor under the Amended Guaranty Agreement. Borrowers and Guarantors are collectively referred to herein as the "Credit Support Parties", and the Amended Guaranty Agreement and the Security Documents are collectively referred to herein as the "Credit Support Documents".

          Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of this Ninth Amendment and consents to the amendments and limited waiver effected pursuant to this Ninth Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Obligations," "Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Obligations," "Guarantied Obligations" or "Secured Obligations," as the case may be, in respect of the Obligations of Borrowers now or hereafter existing under or in respect of the Amended Agreement and the other Loan Documents.

          Each Credit Support Party acknowledges and agrees that each of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Ninth Amendment.


Section 5.  MISCELLANEOUS

          A. Reference to and Effect on the Amended Loan Agreement and the Other Loan Documents.

          (i) On and after the Ninth Amendment Effective Date, each reference in the Amended Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Amended Loan Agreement, and each reference in the other Loan Documents to the "Amended Loan Agreement", "thereunder", "thereof" or words of like import referring to the Amended Loan Agreement shall mean and be a reference to the Amended Agreement.

          (ii) Except as specifically amended by Section 1 of this Ninth Amendment, the Amended Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (iii) The execution, delivery and performance of this Ninth Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent, Collateral Agent or any Lender under, the Amended Loan Agreement or any of the other Loan Documents.

          (iv) Nothing herein shall constitute a waiver or forbearance with respect to any Events of Default and/or Potential Events of Default existing on the date hereof.


          B. Fees and Expenses. Borrowers acknowledge that all costs, fees and expenses as described in subsection 11.2 of the Amended Loan Agreement incurred by Agent, Collateral Agent, Lenders and their counsel with respect to this Ninth Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers.

          C. Headings. Section and subsection headings in this Ninth Amendment are included herein for convenience of reference only and shall not constitute a part of this Ninth Amendment for any other purpose or be given any substantive effect.

          D. Applicable Law. THIS NINTH AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          E. Counterparts; Effectiveness. This Ninth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Ninth Amendment shall become effective upon the execution of a counterpart hereof by each Lender and each of the other parties hereto, receipt by Company and Agent of written or telephonic notification of such execution and authorization of delivery thereof and satisfaction or waiver by each Lender of the conditions to effectiveness set forth in Section 2 hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Ninth Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                        BORROWERS:


                                        CALTON, INC.

                                        By:    /s/ Robert A. Fourniadis
                                        Title: Senior Vice President


                                        CALTON FUNDING, INC.

                                        By:    /s/ Robert A. Fourniadis
                                        Title: Senior Vice President


                                        GUARANTORS:

                                        Calton California Equity Corp.
                                        Calton Capital, Inc.
                                        Calton Capital II, Inc.
                                        Calton General, Inc.
                                        Calton Homes, Inc.
                                        Calton Homes of California, Inc.
                                        Calton Homes of Florida, Inc.
                                        Calton Homes of Pennsylvania, Inc.
                                        Calton Homes of Pennsylvania
                                          at Pennway, Inc.
                                        Calton Homes of Tampa, Inc.
                                        Calton Lindenwood Corporation
                                        Calton Manzanita Corporation
                                        Calton Tamarack Corporation
                                        Calcap Commercial Management, Inc.
                                        Calcap X, Inc.
                                        Calcap XV, Inc.
                                        Calcap XXXI, Inc.
                                        Calcap XXXII, Inc.
                                        Calcap XXXIII, Inc.
                                        Calcap 36, Inc.
                                        Calcap 42, Inc.
                                        Calcap 48, Inc.
                                        Calton Homes of Chicago, Inc.


                                        Each by: /s/ Robert A. Fourniadis
                                        Title:   President


                                        Calton Homes Finance, Inc.
                                        Calton Homes Finance II, Inc.

                                        Each by: /s/ Robert A. Fourniadis
                                        Title:   Senior Vice President


                                        Talcon Title Agency, L.P.

                                        By:      Calton General, Inc.,
                                                 its General Partner

                                        By:      /s/ Robert A. Fourniadis
                                        Title:   President


                                        Talpro 31, L.P.

                                        By:      Calcap XXXI, Inc.,
                                                 its General Partner

                                        By:      /s/ Robert A. Fourniadis
                                        Title:   President


                                        Talpro 32, L.P.

                                        By:      Calcap XXXII, Inc.,
                                                 its General Partner

                                        By:      /s/ Robert A. Fourniadis
                                        Title:   President


                                        Talpro 33, L.P.

                                        By:      Calcap XXXIII, Inc.,
                                                 its General Partner


                                        By:      /s/ Robert A. Fourniadis
                                        Title:   President


                                        Talpro 48, L.P.

                                        By:      Calcap 48, Inc.,
                                                 its General Partner

                                        By:      /s/ Robert A. Fourniadis
                                        Title:   President


                                        Talpro 36, L.P.

                                        By:      Calcap 36, Inc.,
                                                 its General Partner

                                        By:      /s/ Robert A. Fourniadis
                                        Title:   President



                                        LENDERS:

                                        THE CHASE MANHATTAN BANK (formerly
                                        known as Chemical Bank), Individually
                                        and as Agent and Collateral Agent


                                        By:      /s/ Jane P. Orndahl
                                        Title:   Vice President


                                        DRESDNER KLEINWORT BENSON LIMITED,
                                        as a Lender

                                        By:      /s/ Iain Leigh
                                        Title:   Senior Vice President


                                        FOOTHILL CAPITAL CORPORATION,
                                        as a Lender


                                        By:      /s/ Karen S. Sandler
                                        Title:   Vice President


                                        GOLDMAN SACHS CREDIT PARTNERS, L.P.
                                        (formerly known as Pearl Street, L.P.),
                                        as a Lender

                                        By:      /s/ John E. Urban
                                        Title:   Authorized Signer